UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2023

Decarbonization Plus Acquisition Corporation IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40731	98-1585724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2744 Sand Hill Road, Suite 100 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	DCRDU	Nasdaq Capital Market
Class A ordinary share, par value $0.0001 per share	DCRD	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DCRDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously announced by Decarbonization Plus Acquisition Corporation IV (the “Company” or “DCRD”), on September 25, 2022, the Company, Hammerhead Resources Inc., an Alberta corporation (“Hammerhead”), Hammerhead Energy Inc., an Alberta corporation and wholly owned subsidiary of Hammerhead (“NewCo”), and 2453729 Alberta ULC, an Alberta unlimited liability corporation and wholly owned subsidiary of the Company, entered into a Business Combination Agreement (the transaction contemplated thereby, the “Business Combination”).

On January 16, 2023, Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Citigroup Global Markets Inc. (“Citi”), the underwriters for DCRD’s initial public offering (the “DCRD IPO”), delivered separate letters to DCRD (the “Fee Waiver Letters”), wherein Credit Suisse and Citi expressly waived all deferred underwriting discounts and commissions owed to them upon consummation of the Business Combination pursuant to the underwriting agreement entered into in connection with the DCRD IPO. Accordingly, DCRD does not owe such underwriters deferred underwriting discounts and commissions aggregating approximately $11.1 million in connection with the Business Combination. DCRD expects to use the funds previously reserved for these deferred underwriting discounts and commissions to pay additional transaction expenses.

Legend Information

Forward-Looking Statements

This document includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about Hammerhead’s or DCRD’s ability to effectuate the proposed Business Combination discussed in this document; statements related to the Fee Waiver Letters; and statements related to the use of the funds previously reserved for deferred underwriting discounts and commissions. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing NewCo’s, Hammerhead’s or DCRD’s views as of any subsequent date, and none of NewCo, Hammerhead or DCRD undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither NewCo nor DCRD gives any assurance that either NewCo or DCRD will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, NewCo’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the proposed Business Combination by DCRD’s business combination deadline and the failure to obtain an extension of the business combination deadline; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed Business Combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against NewCo, DCRD, Hammerhead or any investigation or inquiry following announcement of the proposed Business Combination, including in connection with the proposed Business Combination; (iv) the inability to complete the proposed Business Combination due to the failure to obtain approval of DCRD’s shareholders; (v) Hammerhead’s and the post-combination company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed Business Combination; (vi) the ability of the parties to obtain the listing of the post-combination company’s common shares and warrants on NASDAQ upon the closing of the proposed Business Combination; (vii) the risk that the proposed Business Combination disrupts current plans and operations of Hammerhead; (viii) the ability to recognize the anticipated benefits of the proposed Business Combination; (ix) unexpected costs related to the proposed Business Combination; (x) the amount of redemptions by DCRD’s public shareholders being greater than expected; (xi) the management and board composition of the post-combination company following completion of the proposed Business Combination; (xii) limited liquidity and trading of the post-combination company’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Hammerhead or DCRD may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) the possibility that the COVID-19 pandemic or another major disease disrupts Hammerhead’s business; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Hammerhead’s resources; (xix) the risks that the consummation of the proposed Business Combination is substantially delayed or does not occur; and (xx) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in DCRD’s other filings with the U.S. Securities and Exchange Commission (the “SEC”).

Important Information for Investors and Shareholders and Where to Find It

In connection with the proposed Business Combination, NewCo filed a registration statement on Form F-4 (as amended from time to time, the “Registration Statement”) that includes a definitive proxy statement of DCRD and a preliminary prospectus of NewCo. The Registration Statement is now effective, and the definitive proxy statement has been mailed to DCRD shareholders of record as of the close of business on December 14, 2022. The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the proposed Business Combination and the other matters to be voted upon at the Extraordinary General Meeting of DCRD (the “Shareholders’ Meeting”). This document does not contain all the information that should be considered concerning the proposed Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. DCRD and NewCo may also file other documents with the SEC regarding the proposed Business Combination. DCRD’s shareholders and other interested persons are advised to read the Registration Statement, including the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials contain important information about DCRD, Hammerhead, NewCo and the proposed Business Combination.

DCRD shareholders and other interested persons can obtain copies of the Registration Statement, including the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by DCRD and NewCo through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

DCRD, Hammerhead, NewCo and their respective directors, officers and related persons may be deemed participants in the solicitation of proxies of DCRD shareholders in connection with the proposed Business Combination. More detailed information regarding the directors and officers of DCRD, and a description of their interests in DCRD, is contained in DCRD’s filings with the SEC, including DCRD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 29, 2022, and is available free of charge at the SEC’s web site at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of DCRD shareholders in connection with the proposed Business Combination and other matters to be voted upon at the Shareholders’ Meeting is set forth in the Registration Statement for the proposed Business Combination.

No Offer or Solicitation

This document relates to a proposed business combination between Hammerhead and DCRD. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This document also does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECARBONIZATION PLUS ACQUISITION CORPORATION IV

Date: January 17, 2023	By:	/s/ Peter Haskopoulos
	Name:	Peter Haskopoulos
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary